J une 25, 2024 Investor Day 2024 Exhibit 99.1

12024 T R N Investor Day Leigh Anne Mann VP Investor R elations Welcome

Safe Harbor

Forward Looking Statements and Other References

Some statements in this presentation, which are not historical facts, are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words "anticipates," "assumes," "believes," "estimates," "expects," "intends," "forecasts," "may," "will," "should," "guidance," "projected," "outlook," and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity's operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and "Forward-Looking Statements" in Trinity's Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity's Quarterly Reports on Form 10-Q, and Trinity's Current Reports on Form 8-K.

This presentation also includes references to calculations that are not based on generally accepted accounting principles ("GAAP"). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations.

Our Reportable Segments

Effective January 1, 2024, the Company modified its organizational structure to better leverage our maintenance services capabilities to support lease fleet optimization and to grow our services and parts businesses. The new structure resulted in a change to our reportable segments beginning in 2024. In connection with this organizational update, we aligned the maintenance services business, which was previously reported in the Rail Products Group, to now be presented within our leasing business. Consequently, beginning January 1, 2024, we report our operating results in two reportable segments: (1) the Railcar Leasing and Services Group, formerly the Railcar Leasing and Management Services Group, and (2) the Rail Products Group. These changes had no impact to our previously reported consolidated results of operations, financial position, or cash flows. All prior period segment results set forth herein have been recast to reflect these changes and present results on a comparable basis unless otherwise noted. The preliminary and unaudited financial information set forth herein is presented for illustrative purposes only.

Except where noted, financial data is presented as of the Company's most recent fiscal quarter ending March 31, 2024.
"LTM" represents Last Twelve Months[(1)] financial information from April 1, 2023 to March 31, 2024.

TRINITY INDUSTRIES

See appendix for footnotes

2024 TRN Investor Day 2

32024 T R N Investor Day I. Welcome . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Leigh Anne Mann - VP Investor R elations II. What We Believe Matters Most for Value . . . J ean Savage - CE O & President Charley Moore - Chief Commercial Officer Gregg Mitchell - E VP, Leasing & Services Kevin Poet - E VP, Operations & Support Services III. Financial Overview and Outlook . . . . . . . . . . . E ric Marchetto - E VP & CFO IV. Q&A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . V. Site Visit: Saginaw facility . . . . . . . . . . . . . . . . Investor Day – June 2024

42024 T R N Investor Day Jean Savage CE O & President What We Believe Matters Most for Value Charley Moore Chief Commercial Officer with Gregg Mitchell E VP, Leasing and Services Kevin Poet E VP, Operations and Support Services

52024 T R N Investor Day Trinity’s Operating Model and Company Purpose Purpose Business Strategy Values

62024 T R N Investor Day Rail Partner of Choice We believe there is opportunity for significant value realization over the next three years given projected R OE and cash flow targets We are a premier railcar leasing company with a platform of integrated rail capabilities to support our lease fleet and serve our customers. T his includes manufacturing, maintenance, and growing parts and services businesses Durable Cash Flow Growth Balanced supply and stable demand provide multi-year visibility in forward cash flow growth for our leased railcar portfolio Optimized Life-Cycle Returns Value Realization Key Takeaways for Today A less volatile operating environment combined with the reduced cyclicality of our platform through the growth of our parts and services businesses optimizes returns through the cycle

72024 T R N Investor Day What KPIs Matter Most for Value Creation? Adjusted Return on Equity*(3) 12% -15% over 3 year period Net Fleet Investment(1) $750M - $1B over 3 year period CFFO + Gains on Lease Portfolio Sales*(2) $1.2B - $1.4B over 3 year period Measurable performance indicators over the time period 2024 - 2026 *Non-GAAP measure; see appendix for footnotes

82024 T R N Investor Day Optimize customers’ ownership and usage of railcar equipment Cross-sell to deliver innovative solutions and differentiated experience Create an unmatched rail platform that provides a full suite of customer solutions to make a Trinity leased railcar the “railcar of choice” for our shipper customers for higher fleet utilization, more value streams per railcar, and higher shareholder returns Trinity’s Platform Built for Superior Performance

92024 T R N Investor Day Platform Capabilities Support Optimized Lease Fleet Returns Lease Originations Captive Maintenance Parts and Services Manufacturing excellence and new product development Market data and leading market view Asset Management / RIV Partnerships Dual role as owner and builder creates a feedback loop reinforcing asset differentiation Complementary lines of business give us a broad industry view and early visibility to industry trends Lease origination capabilities give customer flexibility and unlock multiple monetization options for each asset Fee income from R ail Investment Vehicle partnerships worth an average of 100bp to Adjusted R OE over last 5 years Captive maintenance and Mobile R epair Units allow for more time on rent Parts and services reduce cyclicality of earnings stream and enhance customer experience

102024 T R N Investor Day Established ■ ■ ■ ■ Emerging ■ ■ ■ ■ Trinity’s Platform Is Broader Than Key Competitors Manufacturing Leasing Aftermarket Services Freight Tank Freight Tank Maintenance Parts Management Digital Terminals ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ ■ Other Competitors

112024 T R N Investor Day To ta l A dd re ss ab le M ar ke t ( $B ) Secular shift to lease vs. own for railcar users Leasing Ownership / Other 2021 2022 2023E 2024E 2025E 2026E 0.0 2.5 5.0 7.5 10.0 12.5 15.0 17.5 Trinity’s end-to-end capabilities deliver cost, data, and efficiency advantages for lessees Total Cost of Ownership Safety Reliability Data Economics Optionality Sustainable What Matters Most to Customers? 6.7% CAGR 5.4% 7.6% 2021-2026 CAGR Trinity’s advantaged platform lowers cost of ownership for customers Source: Association of American Railroads (“AAR”), SMBC, IHS, Oxford Economics, Kearney

122024 T R N Investor Day North American Railcar Market In Balance C ha ng e in N or th A m er ic an R ai lc ar F le et (r ai lc ar s Y /Y ) S hare of R ailcars in S torage (M onthly % ) Change in Fleet Size (Y/Y) Percent in storage 2/1/2017 2/1/2018 2/1/2019 2/1/2020 2/1/2021 2/1/2022 2/1/2023 2/1/2024 -40,000 -30,000 -20,000 -10,000 0 10,000 20,000 30,000 —% 5% 10% 15% 20% 25% 30% 35% North American Railcar Fleet and Railcars in Storage Source: AAR Railcar Fleet Utilization in Narrow Range 2020 - 2023 Net North American Fleet reduction ~37K railcars with attrition and modest deliveries, offset by rail service improvement Uneven Macroeconomy Traffic growth in key markets, like Chemical and Agriculture, offset by declines elsewhere with this “Higher for Longer” interest rate environment and and uneven industrial activity

The Railcar Industry Spans Five Commercial End Markets

Trinity's market-focused sales force feeds market insights and allows a better customer experience

Refined Products & Chemicals

- Natural Gas Liquids
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products

14% of North American railcar loading

~980 Distinct Commodities

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude

30% of North American railcar loading

~230 Distinct Commodities

Agriculture

- Grains
- Grain Mill Products
- Distilled Dried Grain/Feed
- Fertilizers

23% of North American railcar loading

~730 Distinct Commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron

22% of North American railcar loading

~620 Distinct Commodities

Consumer Products

- Auto
- Paper
- Intermodal

11% of North American railcar loading

~1,000 Distinct Commodities

TRINITY INDUSTRIES

See appendix for source information

2024 TRN Investor Day 13

142024 T R N Investor Day Voice of the Customer “Trinity’s platform excites us… We think technology is going to be a big player in railcar efficiencies. T hose efficiencies being car movement, car utilization, location of cars for us and our customers, and most importantly the safety of our railcars moving on today’s tracks. You add that to access to capital and their ability to grow and we’re pretty excited where Trinity could be and, as a partner, we’re happy to be a partner with Trinity Industries.” Michael Rath SVP, Commodities Darling Ingredients “When we look forward to what are key items with Trinity Industries, number one is the relationship side of the business...we have great relationships and Trinity has really developed their intellectual portfolio there.” “We’re a growth company and when we look at growth, we look at rail side and we say what are the key items for growth partners? Number one - do they build cars? Number two - do they lease cars? Number three - do they have a maintenance program for cars? Number four - the service side. And I think that Trinity made a great acquisition here in the last couple of years with the acquisition of R SI.… RSI is really key to our day to day efficiencies.”

Diversified Portfolio of Railcar Equipment

~ 900 Different Commodities

~ 270 Different Railcar Designs

Major Railcar Category			Commercial End Markets / Commodities: Refined Products & Chemicals	Energy	Agriculture	Construction & Metals	Consumer Products	
	Freight Cars 53%	Open Hoppers & Gondolas		Coal		Aggregates, Steel and Metals		11%
	Freight Cars 53%	Small Covered Hopper (< 5k cu/ft)		Frac Sand	Fertilizer	Cement, Construction Materials, Steel and Metals		12%
	Freight Cars 53%	Large Covered Hopper (> 5k cu/ft)	Other Chemical (Soda Ash)		DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)		12%
	Freight Cars 53%	Specialty Covered Hopper	Plastics	Coal (Fly Ash)	Grain Mill Products	Aggregates, Cement		7%
	Freight Cars 53%	Other Freight	Other Chemicals		Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal	11%
	Tank Cars 47%	Pressure Tank Cars	NGL, Chlor Alkali, Petro-chemical, Other Chemicals		Fertilizer			9%
	Tank Cars 47%	Gen. Service Tank Cars (< 20k. Gal)	Sulfur Products, Chlor Alkali, Other Chemicals		Grain Mill Products	Aggregates (Clay Slurry)		3%
	Tank Cars 47%	Gen. Service Tank Cars (20k. - 25k Gal.)	Refined Products, Petro-chemicals, Other Chemicals		Fertilizer, Food, Animal Feed			5%
	Tank Cars 47%	Gen. Service Tank Cars (25k. - 30k Gal.)	Refined Products, Petro-chemicals, Other Chemicals	Crude Oil, Biofuels	Grain Mill Products, Food			12%
	Tank Cars 47%	Gen. Service Tank Cars (> 30k. Gal)	Refined Products, Petrochemicals, Other Chemicals, NGL's	Biofuels, Crude Oil				13%
	Tank Cars 47%	Specialty Tank	Chlor Alkali, Other Chemicals, Sulfur Products		Fertilizer			5%
			34%	27%	20%	10%	9%	

**All percentage information reflects Company-owned fleet assets as of December 31, 2023*

TRINITY INDUSTRIES

2024 TRN Investor Day 15

Optimization of Lease Fleet

Trinity has Deepened Customer Relationships through Optimized Fleet and Service Offerings....

- Optimized fleet profile through net fleet investment, utilizing both our manufacturing platform and the secondary market
- Maintained high utilization rate while developing a disciplined pricing model
- Maintenance network with industry-leading turn times positioned for continued optimization
- Completed asset-light investments (Quasar and RSI) to provide better customer experience

...Resulting in Higher Lease Rates and Consistent Fleet Utilization



100.0%
95.0%
90.0%
Fleet Utilization
50.0%
25.0%
—%
(25.0)%
FLRD
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Fleet Utilization
Future Lease Rate Differential (FLRD) (1)

TRINITY INDUSTRIES

See appendix for footnotes

2024 TRN Investor Day 16

172024 T R N Investor Day * See appendix for reconciliation of non-GAAP measures Trinity’s Digital Logistics Evolution Procurement & Planning Order Management Shipment Execution Shipment & Railcar Tracking Loading & Unloading Freight Audit Fleet Maintenance Capabilities to manage the entire rail centric supply chain • Trinity enhanced its Trinsight Logistics Platform offerings by acquiring Quasar and R SI, establishing one digital logistics platform where rail centric supply chains are planned, exceptions managed, and solutions delivered • Trinity’s digital logistics platform delivers integrated visibility, logistics services, and actionable analytics for rail and multi modal shippers • Trinity can partner with other modes and expand rail usage within customers’ supply chains

182024 T R N Investor Day Roadmap to Logistics Solutions Giving customers a reason to grow rail presence Where we were Where we are Where we are going LOGISTICS SERVICES Leasing Maintenance Manufacturing Shipment Logistics Terminal Operations Rate Management Freight Pay and Audit GPS, Sensor Digital, e-Commerce Fleet Management Shipment Logistics Terminals Services Fleet Services Real-time Digital Solutions Legacy Trinity Services Services Added with R SI Acquisition

192024 T R N Investor Day Estimated Age Distribution of North American Railcar Fleet (thousands of railcars) 0 - 5 6 - 10 11 - 15 16 - 20 21 - 25 26 - 30 31 - 35 36 - 40 41 - 45 46 - 50 51 + — 50 100 150 200 250 300 350 High Replacement Potential R ailcars over 35 years old in stable/growing markets • Box Cars (33K) • Autoracks (25K) • Tank Cars (23K) • Aggregate Hoppers/Gondolas (20K) • Plastics Covered Hoppers (18K) • Mill Gondolas and Coil Cars (13K) Factors Likely to Keep Fleet In Balance Smaller North American production footprint Persistently higher material costs and interest rates Absence of “commodity shock” Absence of speculative fleet expansion Capital intensity Source: UMLER ~250k railcars over 35 years of age Railcar Demand Supported by Retirement of Aging Equipment

202024 T R N Investor Day Rail Products Segment Performance and Priorities 3.5% 4.5% 2022 2023 2024 2025 2026 Guidance of 6.0% - 8.0% Rail Products Segment Operating Margin Near Term Opportunities to Drive Further Operating Margin Expansion Workforce Staffing, R etention, and Development Standardizing Product Offerings and Complexity R eduction E nhanced Production Planning, Advanced Supply Chain Processes, and Strategic Sourcing Technology and Automation Expected range of 7.0% - 9.0% Expected range of 9.0% - 11.0%

212024 T R N Investor Day Trinity’s Expanding Parts Opportunity Focusing on high-wear, high-touch aftermarket components Trinity’s proprietary parts enhance customer service and help railcar owners optimize the total cost of ownership for railcars in our fleet and theirs Late 2022 acquisition of Holden America scaled Trinity’s manufacturing and aftermarket parts exposure in the attractive autorack segment

222024 T R N Investor Day Establishing New Value Streams Across Railcar Life Cycle

232024 T R N Investor Day Railcar Parts Transload Terminals Telematics & Supply Chain Tech Growth Strategies Beyond Core Are Significant Railcar Leasing Railcar Products Maintenance Synergistic revenue growth opportunities in Parts and Services Focused on improving the returns of each railcar in our fleet by creating customer value through increased service offerings Holistic approach to supply chain management has accelerated amongst our customers Trinity is well positioned to meet the market’s competitive demands with the full range of capabilities

Trinity - Optimized Production Levels



Conceptual production cycles
Ceiling
Floor
Ceiling
Floor

Trinity Before
Heavier manufacturing exposed to industry-wide volatility

Trinity Today
Production focused on optimized production levels and pricing support reduces operating volatility

Benefits of Trinity's strategy

- Stable railcar production reduces cyclical volatility and maximizes operating leverage
- Visibility and planning for production drives consistency of margins in a range of market environments
- Improved liquidity for opportunistic investment (either of cars or capabilities)
- Expanding operating cash flow efficiency accrues to shareholder value

TRINITY INDUSTRIES
2024 TRN Investor Day 24

252024 T R N Investor Day *See appendix for source information Scorecard from 2020 FY 2021 – 2023 Bu si ne ss D riv er s Industry Deliveries ~120,000 railcars (over 3 years) Lease Portfolio Net Investment $500M to $600M (over 3 years) Lease Fleet Utilization 95%+ Manufacturing OPM Mid to high single digits Pre-Tax ROE Mid-teens C as h Fl ow s Total CF from Ops $1.5B - $2.0B (over 3 years) Balance Sheet Optimization Achieve 60-65% LT V target Share Repurchases Potentially significant Dividends Double-digit annual growth Actual of $558M 97.5% (as of 1Q24) 16.2% (as of 1Q24) ~$900M over 3 year period

262024 T R N Investor Day Looking Beyond 2026 Sustainability Demand Energy Transition Modal Share International Demand Increased social demand for climate- friendly supply chains to drive greater use of rail Investment in diverse energy sources expanding related supply chains (e.g. food oils, acids, CO2, etc.) R ailroads focusing on customer experience combined with advantages of shipping by rail result in more industrial traffic moving by rail International interest in North America freight rail expertise stimulates demand for equipment and services

272024 T R N Investor Day Eric Marchetto E VP & CFO Financial Overview and Outlook

Drivers of Pre-Tax ROE Since Investor Day 2020

- Mid-teen Pre-Tax ROE target achieved primarily through return of capital and balance sheet optimization
- Opportunity remains in continued business improvement and growth initiatives

5.5%
LTM Pre-Tax ROE*
as of Q3 2020

Highway Divestiture

4.3%
Starting Pre-Tax ROE* ex-Highway

Balance Sheet Optimization
+820 bp

PBT Initiatives
+370 bp

16.2%
LTM Pre-Tax ROE* as of Q1 2024

Effective Strategic Initiatives Reflected In Pre-Tax ROE Improvement

Highway Divestiture	Intentionally reduced footprint of business with divestiture of Highway business in 2021
Balance Sheet Optimization	Significant return of capital to shareholders
Profit before Tax (PBT) Initiatives	Higher lease rates, improved operations in Rail Products, improved gains on railcar sales

See reconciliation of non-GAAP measures

TRINITY INDUSTRIES
2024 TRN Investor Day 28

292024 T R N Investor Day St oc kh ol de rs ' E qu ity Shares O utstanding Equity Shares outstanding Q3 2020 Current $0 $500 $1,000 $1,500 $2,000 $2,500 0 25 50 75 100 125~30% decrease in shares Lo an to V al ue Pre-Tax RO E (LTM ) 5.5% 16.2% Loan to Value (owned lease fleet) LTM Pre-Tax ROE Q3 2020 Current 50% 60% 70% 80% 5.0% 10.0% 15.0% 20.0% ~3x i ncre ase in P re -T ax R OE Reduction in equity • ~$900 million returned to shareholders via share buybacks Return of Capital Drives Improvement to ROE Balance sheet optimization to improve WACC • Loan to value increased to 65% 2020 Investor Day initiatives

302024 T R N Investor Day $454 $751 $382 FY 2021 FY 2022 FY 2023 $547 $929 $669 FY 2021 FY 2022 FY 2023 Gross Fleet Investment - Categories New Builds SRCs, Mods, Betterments Secondary Market Adds FY 2021 FY 2022 FY 2023 $— $250.0 $500.0 $750.0 $1,000.0 Net Fleet Investment $92.9 $802.6 $585.9 FY 2021 FY 2022 FY 2023 Higher Gross Investment Offset by Higher Portfolio Sales E xternal sale to customer, no impact to net fleet investment Secondary market and R IV sales decrease net fleet investment; fleet purchases increase net fleet investment Deliver to lease fleet and earn rent, increase gross fleet investment Monetization Options for a Railcar Gross Fleet Investment Portfolio Sales At time of production

312024 T R N Investor Day FY 2021 $547 $454 $93 FY 2023 $669 $382 $287 FY 2022 $929 $751 $178 Three Year Period (2021-2023) $2,145 $1,587 $558 New Builds SRCs, Mods, Betterments Secondary Market Adds Portfolio Sales Net Fleet Investment Gross Investment Gross Investment (Categories) Portfolio Sales Net Fleet Investment Managing to a Net Fleet Investment Goal We hit our 3-year net fleet investment target of $500 - $600M • Gross investment varied based on customer preference, backlog, and order volumes • Gross investment includes new builds, sustainable railcar conversions (“SR Cs”), modifications, betterments, and secondary market adds • Utilize secondary market as a buyer and seller to optimize fleet and manage to a net fleet investment number

Capital Allocation Strategy Focused on Returns

Fleet investment generates highest returns for Trinity

LOWER RETURNS → HIGHER RETURNS

Hold Cash	Debt Repayment	Return of Capital	Capital Investments and M&A	Fleet Investment
Committed to maintaining appropriate liquidity	Current debt profile supports ROE outlook	Committed to dividend growth and will be opportunistic around share repurchases	Requires diligence, but strategic M&A around Parts and Services can drive meaningful returns	Strong FLRD and growing end market demand supports our conviction in the return opportunities from fleet investment

TRINITY INDUSTRIES
2024 TRN Investor Day 32

332024 T R N Investor Day Drivers of ROE through 2026 Adjusted LTM ROE* Normalized Tax Rate Operational Improvement LT M effective tax rate of 17% vs. forecasted tax rate of 25% in the period 2024 - 2026 Moving from a pre-tax income to a net income gets to a starting Adjusted R OE * of 13.3% Adjusted R OE * growth will come from improved margins in Leasing and Services and R ail Products Group, offset by lower gains on lease portfolio sales 16.2% Pre-Tax R OE * LT M Normalized Tax R ate 2024 - 2026 13.3% Adjusted R OE * LT M *See reconciliation of non-GAAP measures After-Tax Impact 12% -15% Adjusted R OE * Target Adjusted ROE* range of 12% to 15% implies operating margin improvement in both segments offset by lower gains on lease portfolio sales 11.8% LT M Adjusted R OE * @ 25% tax rate

342024 T R N Investor Day Trinity’s Financial Targets FY 2024 – 2026 Bu si ne ss D riv er s Net Fleet Investment $750M - $1B (over 3 years) Lease Fleet Utilization >95% Leasing and Services Segment OPM 38% - 41% Industry Deliveries ~120,000 railcars (over 3 years) R ail Products Segment OPM 6% - 11% Adjusted R OE * 12% -15% C as h Fl ow s CF from Ops with Net Gains on Lease Portfolio Sales* $1.2B - $1.4B Balance Sheet Optimization 60% - 70% LT V target Share R epurchases Opportunistic Dividends Dividend growth *Non-GAAP measure

Trinity's Valuation as Compared to Peers

ROE and Cash Generation Should Drive a Higher Valuation

	Trinity (Factset Estimates)	Equipment Leasing & Finance Average	Warehouse REITs Average
		GATX, The Greenbrier Companies, AerCap, U-Haul, element, Air Lease Corporation, Ryder	Prologis, EastGroup Properties, Americold, First Industrial Realty Trust
2YR 2025E EBITDA CAGR	9.7%	~5.9%	~10.1%
Dividend Yield	3.5%	~1.5%	~3.2%
2024E ROE	13.7%	~11.6%	~8.8%
2025E EV / EBITDA	**10.1x**	**~10.2x**	**~18.2x**

Forward EV/EBITDA Multiple Upside

Source: Factset Research Systems, Bloomberg as of 6/21/2024

TRINITY INDUSTRIES
2024 TRN Investor Day 35

362024 T R N Investor Day What KPIs Matter Most for Value Creation? Adjusted Return on Equity*(3) 12% -15% over 3 year period Net Fleet Investment(1) $750M - $1B over 3 year period CFFO + Gains on Lease Portfolio Sales*(2) $1.2B - $1.4B over 3 year period Measurable performance indicators over the time period 2024 - 2026 *Non-GAAP measure; see appendix for footnotes

372024 T R N Investor Day Rail Partner of Choice We believe there is opportunity for significant value realization over the next three years given projected R OE and cash flow targets We are a premier railcar leasing company with a platform of integrated rail capabilities to support our lease fleet and serve our customers. T his includes manufacturing, maintenance, and growing parts and services businesses Durable Cash Flow Growth Balanced supply and stable demand provide multi-year visibility in forward cash flow growth for our leased railcar portfolio Optimized Life-Cycle Returns Value Realization Key Takeaways for Today A less volatile operating environment combined with the reduced cyclicality of our platform through the growth of our parts and services businesses optimizes returns through the cycle

382024 T R N Investor Day Q&A

392024 T R N Investor Day Appendix

Reconciliation: Total Company Pre-Tax ROE

($ in millions)	LTM March 31, 2024	December 31, 2023	LTM September 30, 2020 (including highway products business)	December 31, 2019 (including highway products business)	LTM September 30, 2020 (excluding highway products business)	December 31, 2019 (excluding highway products business)
Numerator:						
Income (loss) from continuing operations	$ 154.9		$ (77.1)		$ (98.4)	
Provision (benefit) for income taxes	31.5		(205.8)		(208.8)	
Income (loss) from continuing operations before income taxes	186.4		(282.9)		(307.2)	
Net (income) loss attributable to noncontrolling interest	(15.0)		79.6		79.6	
Adjustments:						
Selling, engineering, and administrative expenses (1)	4.0		—		—	
Gains on dispositions of property – other (2)	(5.1)		—		—	
Impairment of long-lived assets – controlling interest (3)	—		288.1		288.1	
Restructuring activities, net	(1.8)		25.2		25.0	
Loss on extinguishment of debt	—		5.0		5.0	
Interest expense, net (4)	(1.5)		—		—	
Adjusted Profit Before Tax	$ 167.0		$ 115.0		$ 90.5	
Denominator:						
Total stockholders' equity	$ 1,288.5	$ 1,275.5	$ 2,093.6	$ 2,378.9	$ 2,093.6	$ 2,378.9
Noncontrolling interest	(239.2)	(238.4)	(276.3)	(348.8)	(276.3)	(348.8)
Accumulated other comprehensive income	(18.4)	(11.0)	164.5	153.1	164.5	153.1
Adjusted Stockholders' Equity	$ 1,030.9	$ 1,026.1	$ 1,981.8	$ 2,183.2	$ 1,981.8	$ 2,183.2
Average total stockholders' equity	$ 1,282.0		$ 2,236.3		$ 2,236.3	
Return on Equity (5)	12.1 %		(3.4)%		(4.4)%	
Average Adjusted Stockholders' Equity	$ 1,028.5		$ 2,082.5		$ 2,082.5	
Pre-Tax Return on Equity (6)	16.2 %		5.5 %		4.3 %	

(1) Represents the change in estimated fair value of additional contingent consideration associated with an acquisition.
(2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020.
(4) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.
(5) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity.
(6) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined below and reconciled above.

Pre-Tax Return on Equity ("Pre-Tax ROE") is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, described in the footnotes to the table above, which include certain selling, engineering, and administrative expenses; gains on dispositions of other property; the controlling interest portion of impairment of long-lived assets; restructuring activities, net; loss on extinguishment of debt; and interest expense, net; and (ii) the denominator is calculated as average stockholders' equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss.

In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders' equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company's investments over time. Pre-Tax ROE is used in consideration of the Company's expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
2024 TRN Investor Day 40

Reconciliation: Total Company Adjusted ROE

($ in millions)	LTM March 31, 2024 (as reported)	March 31, 2023 (as reported)	LTM March 31, 2024 (Hypothetical normalized tax rate of 25%)	March 31, 2023 (Hypothetical normalized tax rate of 25%)
Numerator:				
Income from continuing operations	$ 154.9		$ 139.8	
Net income attributable to noncontrolling interest	(15.0)		(15.0)	
Net income from continuing operations attributable to Trinity Industries, Inc.	139.9		124.8	
Adjustments:				
Selling, engineering, and administrative expenses (1)	4.0		4.0	
Gains on dispositions of property – other (2)	(5.1)		(5.1)	
Restructuring activities, net	(1.8)		(1.8)	
Interest expense, net (3)	(1.5)		(1.5)	
Adjusted Net Income	$ 135.5		$ 120.4	
Denominator:				
Total stockholders' equity	$ 1,288.5	$ 1,250.4	$ 1,288.5	$ 1,250.4
Noncontrolling interest	(239.2)	(256.2)	(239.2)	(256.2)
Trinity stockholders' equity	$ 1,049.3	$ 994.2	$ 1,049.3	$ 994.2
Average total stockholders' equity	$ 1,269.5		$ 1,269.5	
Return on Equity (4)	12.2 %		11.0 %	
Average Trinity stockholders' equity	$ 1,021.8		$ 1,021.8	
Adjusted Return on Equity (5)	13.3 %		11.8 %	

(1) Represents the change in estimated fair value of additional contingent consideration associated with an acquisition.
(2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.
(4) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity.
(5) Adjusted Return on Equity is calculated as adjusted net income divided by average Trinity stockholders' equity, each as defined below and reconciled above.

Adjusted Return on Equity ("Adjusted ROE") is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Adjusted ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of net income or loss attributable to noncontrolling interest, and certain other adjustments, described in the footnotes to the table above, which include certain selling, engineering, and administrative expenses; gains on dispositions of other property; restructuring activities, net; and interest expense, net; and (ii) the denominator is calculated as average Trinity stockholders' equity (which excludes noncontrolling interest).

In the table above, the numerator and denominator of our Adjusted ROE calculation are reconciled to income from continuing operations and total stockholders' equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Adjusted ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company's investments over time. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
2024 TRN Investor Day 41

Presentation Footnotes

Slide 2 – Safe Harbor

1. LTM is calculated as the year ended December 31, 2023, less the three months ended March 31, 2023, plus the three months ended March 31, 2024, representing the financial information from April 1, 2023 to March 31, 2024.

Slide 7 & Slide 36 – What KPIs Matter Most for Value Creation?

1. Net fleet investment primarily includes new railcar additions, sustainable railcar conversions, railcar modifications, and other betterments, net of deferred profit, and secondary market purchases; and is net of proceeds from lease portfolio sales.
2. Cash flow from operations with net gains on lease portfolio sales is a non-GAAP financial measure. We believe this measure is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing the breadth of the cash flow generation capabilities across our operating platform, as well as our ability to fund our operations and repay our debt. This measure is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus net gains on lease portfolio sales and is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. We believe this measure provides simplicity and clarity as compared to our previous cash flow metric.
3. Adjusted Return on Equity ("Adjusted ROE") is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Adjusted ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of net income or loss attributable to noncontrolling interest, and certain other adjustments, which include certain selling, engineering, and administrative expenses; gains on dispositions of other property; restructuring activities, net; and interest expense, net; and (ii) the denominator is calculated as average Trinity stockholders' equity (which excludes noncontrolling interest). The numerator and denominator of our Adjusted ROE calculation are reconciled to income from continuing operations and total stockholders' equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Adjusted ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company's investments over time. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

Slide 13 – The Railcar Industry Spans Five Commercial End Markets

Internal Carloads Data and Analysis, accessed on January 17, 2024 with data as of December 31, 2023

Slide 16 – Optimization of Lease Fleet

1. Future Lease Rate Differential ("FLRD") calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring leases will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates. The FLRD is calculated as follows:

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

TRINITY INDUSTRIES
2024 TRN Investor Day 42

432024 T R N Investor Day Leigh Anne Mann, Vice President of Investor R elations 214-631-4420 TrinityInvestorR elations@ trin.net Investor Website: www.trin.net/investor-relations Contact Information